UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 26, 2007 (January 26, 2007)

Aircastle Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2007, Aircastle Limited. (the "Company") filed with the Securities and Exchange Commission a Registration Statement on Form S-1 (No. 333-140228) in which the Company made certain statements in the section entitled "Prospectus Summary – Recent Developments – Fourth Quarter Financial Results" regarding the quarter ended December 31, 2006, a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference in its entirety.

Section 8 – Other Events

Item 8.01 Other Events.

On January 26, 2007, the Company issued a press release announcing its filing with the Securities and Exchange Commission of a Registration Statement on Form S-1 (No. 333-140228) for a proposed follow-on offering of the Company’s common shares. A copy of the press release is furnished herewith as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Excerpt from the prospectus included in the Registration Statement on Form S-1 (No. 333-140228) under the caption "Prospectus Summary – Recent Developments – Fourth Quarter Financial Results".

99.2	Press release dated January 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

/s/ David Walton
David Walton
Chief Operating Officer, General Counsel and
Secretary

Date: January 26, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Excerpt from the prospectus included in the Registration Statement on Form S-1 (No. 333-140228) under the caption "Prospectus Summary – Recent Developments – Fourth Quarter Financial Results".

99.2	Press Release dated January 26, 2007.